UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

ANAPLAN, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38698	27-0897861
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

50 Hawthorne Street San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 742-8199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)
Common Stock, $0.0001 par value	PLAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

Adjournment of Special Meeting

On June 9, 2022, Anaplan, Inc., a Delaware corporation (the “Company” or “Anaplan”) issued a press release announcing that it convened and adjourned, without conducting any other business, the special meeting of Anaplan stockholders scheduled for 8:00 am Pacific Time on June 9, 2022, until 8:00 a.m. Pacific Time on June 21, 2022. The reconvened special meeting will be held in a virtual meeting format only on the virtual meeting website. Anaplan stockholders will be able to attend the reconvened special meeting online by visiting www.virtualshareholdermeeting.com/PLAN2022SM.

The Company does not intend to change the record date for the special meeting. Only stockholders of record at the close of business on April 26, 2022 are entitled to vote at the reconvened special meeting.

During the period of the adjournment, the Company will continue to solicit proxies from its stockholders with respect to the proposals set forth in the Company’s definitive proxy statement on Schedule 14A, as supplemented. Proxies previously submitted in respect of the special meeting will be voted at the reconvened special meeting unless properly revoked.

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 9, 2022, issued by the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Important Additional Information and Where to Find It

In connection with the merger of Alpine Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Alpine Parent, LLC, a Delaware limited liability company (“Parent”), with and into the Company (the “Merger”), the Company has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A, and will file additional relevant materials with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company mailed the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the definitive proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://investors.anaplan.com) or by writing to the Company’s Secretary at 50 Hawthorne Street, San Francisco, California 94105.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of Company common stock is set forth in the Annual Report on Form 10-K for the fiscal year ended January 31, 2022 filed with the SEC on March 23, 2022, as amended by Amendment No. 1 on Form 10-K/A, filed with the SEC on May 27, 2022. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, are set forth in the definitive proxy statement and may be set forth in other materials to be filed with the SEC in connection with the Merger. To the extent the Company’s directors and executive officers or their holdings of Company securities have changed from the amounts disclosed in those filings, to the Company’s knowledge, such changes have been or will be reflected on statements of change in ownership on Form 4 on file with the SEC.

Forward-Looking Statements

All of the statements in this Current Report on Form 8-K, other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the timing of the reconvened special meeting. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger may not be consummated in a timely manner, if at all; (ii) the risk that the Company’s stockholders do not approve the Merger, (iii) the risk that the Merger may not be consummated as a result of Parent’s failure to comply with its covenants and that, in certain circumstances, the Company may not be entitled to a termination fee; (iv) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (vi) risks regarding the failure of Parent to obtain the necessary financing to complete the Merger; (vii) the effect of the announcement of the Merger on the Company’s business relationships (including, without limitation, customers and venues), operating results and business generally; (viii) legal proceedings, judgments or settlements, including those that have been and may be instituted against the Company, the Company’s board of directors and executive officers and others, as with respect to the proposed Merger; and (ix) risks related to obtaining the requisite consents to the Merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2022 filed on June 2, 2022. The Company assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAPLAN, INC.

DATE: June 9, 2022	By:	/s/ Gary Spiegel
	Name:	Gary Spiegel
	Title:	General Counsel and Senior Vice President